Exhibit 32.1

CERTIFICATION OF ACTING CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Morgan Group Holdings Co. (the “Company”) for the three and nine months ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert E. Dolan, as Acting Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Dolan
Name: Robert E. Dolan
Title: Acting Chief Executive Officer/
Chief Financial Officer
Date: October 15, 2019